Exhibit 10.1

DM DRAFT 10/20/16

SUBSCRIPTION AGREEMENT

Naked Brand Group Inc.

Attention:	Carole Hochman, Chief Executive Officer

Ladies and Gentlemen:

The undersigned (referred to herein as the “undersigned,” or the “Subscriber”) acknowledges having reviewed this Subscription Agreement (this “Agreement”) relating to the offering (the “Offering”) by Naked Brand Group Inc. (the “Company”) of of convertible promissory notes (the “Notes”). The undersigned further acknowledges having reviewed the Form of Note attached to this Subscription Agreement as Exhibit A. The undersigned understands that the minimum purchase is $50,000 principal amount of Notes, unless waived by the Company.

1.                  Subscription. The undersigned hereby irrevocably subscribes for the purchase of a Note in the principal amount of $____________.

2.                  Tender of Purchase Price. In payment of the purchase price for the Note, the undersigned has delivered the amount set forth in Section 1 by either (i) forwarding a check in the amount set forth in Section 1, payable to “Naked Brand Group Inc.” or (ii) wire transfer of immediately available funds in U.S. currency to an account designated by the Company.

3.                  Acceptance of Subscription. The undersigned understands and agrees that this subscription is made subject to the condition that the Note to be issued and delivered on account of this subscription will be issued only in the names of and delivered only to the address designated by the undersigned.

4.                  Other Agreements. The undersigned further understands that, as a condition to the conversion of the Note, the undersigned will be required to enter into such agreements and instruments as the Company may reasonably request in connection with the conversion of the Note.

5.                  Representations and Warranties of the Undersigned. The undersigned understands that the Note is being offered and sold under exemptions from registration under the Securities Act of 1933, as amended (the “Act”) and offering exemptions contained in the securities laws of other jurisdictions; that the undersigned are purchasing the Note without being furnished any offering literature or prospectus other than this Agreement attached hereto, and the accompanying Note; that the Offering has not been examined by the United States Securities and Exchange Commission or by any administrative agency charged with the administration of the securities laws of any other jurisdiction; and that all documents, records and books pertaining to this investment requested by the undersigned have been made available by the Company to the undersigned and the undersigned’s representatives, including the attorneys, accountants and/or purchaser representatives of the undersigned. The undersigned hereby further represents and warrants as follows:

(a)                The undersigned is a natural person and is an “accredited investor” as defined in Regulation D under the Act and satisfies at least one of the categories of accredited investors set forth in Rule 501(a) of Regulation D. [If the undersigned is not a natural person, please complete Annex A]

☐	has an individual net worth (determined by subtracting total liabilities from total assets), or joint net worth with such person’s spouse, in excess of $1,000,000 (excluding such person's primary residence and indebtedness thereon up to the gross value of such residence, except that if the amount of such indebtedness outstanding at the time of the purchase of the Note exceeds the amount of such indebtedness outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability in the determination of such person's net worth); or

☐	had an individual income in excess of $200,000 (or a joint income together with such person’s spouse in excess of $300,000) in the two most recently completed calendar years, and reasonably expects to have an individual income in excess of $200,000 (or a joint income together with such person’s spouse in excess of $300,000) in the current calendar year.

(b)               The undersigned has, or the undersigned and the undersigned’s purchaser representative (if any) together have, such knowledge and experience in financial and business matters and the undersigned is, or the undersigned and any purchaser representative together are, capable of evaluating the merits and risks of an investment in the Note and any securities acquired upon the conversion of the Note (the “Securities”) and of making an informed investment decision.

(c)                The undersigned understands that an investment in the Company is speculative in nature, involves a high degree of risk and is suitable only for persons of substantial means who have no need for liquidity in their investment.

(d)               The undersigned understands and has fully considered for purposes of this investment that there are substantial restrictions on the transferability of the Note and any Securities and that there will be no public market for the Note or the Securities (to the extent the securities are not shares of the Company’s common stock), and, accordingly, it probably will not be possible for the undersigned to liquidate the undersigned’s investment in the Note or the Securities (to the extent the securities are not shares of the Company’s common stock) in the case of an emergency or to use the Note or the Securities (to the extent the securities are not shares of the Company’s common stock) as collateral for a loan.

(e)                The undersigned confirms that the undersigned (i) is able to bear the economic risk of an investment in the Note and any Securities, (ii) is able to hold the Note and/or the Securities for an indefinite period of time, (iii) is able to afford a complete loss of the undersigned’s investment and (iv) has adequate means of providing for the undersigned’s current needs and possible personal contingencies and has no need for liquidity in this investment.

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(f)                The undersigned confirms that, in making the decision to purchase the Note, each such undersigned and the undersigned’s purchaser’s representatives have been given the opportunity to ask questions of and to receive answers from the Company concerning the Note and the Company.

(g)               The Note is being acquired by the undersigned in good faith solely for the undersigned’s own personal account for investment purposes only and are not being purchased with a view to or for resale, distribution, subdivision or fractionalization thereof; the undersigned has no contract, understanding, undertaking, agreement or arrangement, formal or informal, with any person to sell, transfer or pledge to any person the Note or any part thereof; the undersigned has no current plans to enter into any such contract, undertaking, agreement, understanding or arrangement; and the undersigned understands that the legal consequences of the foregoing representations and warranties are that the undersigned must bear the economic risk of an investment in the Note and any Securities for an indefinite period of time because the Note and the Securities have not been registered under the Act and therefore cannot be sold in the United States unless they are subsequently registered under the Act (which the Company is not obligated to do and has no current intention of doing) or an exemption from such registration is available under the Act. The undersigned further agrees not to engage in any hedging transactions with regard to the Note or the Securities unless in compliance with the Act.

(h)               The information set forth in this Agreement regarding the undersigned is true, correct and complete.

The foregoing representations, warranties and undertakings are made by the undersigned with the intent that they be relied upon in determining the undersigned’s suitability as investors in the Company, and the undersigned hereby agrees that such representations and warranties shall survive the undersigned’s purchase of the Note. If more than one person is signing this Agreement, each representation, warranty and undertaking made herein shall be a joint and several representation, warranty or undertaking of each such person. For any undersigned partnership, corporation, trust or other entity, the undersigned have enclosed with this Agreement appropriate evidence of the authority of the individual executing this Agreement to act on behalf of the undersigned.

6.                  Other Documents. In connection with the execution and delivery of this Agreement and the purchase of the Note, the undersigned acknowledges having reviewed the Company’s filings made with the United States Securities and Exchange Commission and any other materials provided by the Company to them.

7.                  Transferability. The undersigned agrees not to transfer or assign this Agreement or any interest herein and further agrees that assignment and transfer of the Note and/or any Securities shall be effected only in accordance with this Agreement, the Note and all applicable laws.

8.                  Revocation. The undersigned may not cancel, terminate or revoke this Agreement or any agreement of the undersigned made hereunder and this Agreement shall be legally binding upon any heirs, executors, administrators, successors and assigns of the undersigned.

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9.                  No Waiver of Rights. Notwithstanding any of the representations, warranties, acknowledgments or agreements made herein by the undersigned, the undersigned do not thereby or in any other manner waive any rights granted to the undersigned under the applicable federal or state securities laws.

10.              Indemnification. The undersigned understands the meaning of the representations made by the undersigned in this Agreement and hereby agrees to indemnify the Company and all persons deemed to be in control of the Company from and against any and all loss, costs, expenses, damages and liabilities (including, without limitation, court costs and attorneys’ fees) arising out of or due to a breach of any such representation or warranty. All such representations shall survive the delivery of this Agreement and the purchase by the undersigned of the Note.

11.              Miscellaneous.

(a)                All notices given hereunder shall be in writing and shall be delivered in person or duly sent by mail, postage prepaid or by an overnight delivery service, charges prepaid. Notice shall be provided to the Company at its corporate headquarters and to the undersigned at the address designated on the signature page; or to such other address as a party may designate to the other in writing.

(b)               This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(c)                In interpreting this Agreement, pronouns of masculine, feminine, or neuter gender, shall be deemed to include by implication the other genders and, where the context allows, references in the singular will be deemed to include the plural and references in the plural will be deemed to include the singular.

(d)               This Agreement and, upon issuance, the Note constitute the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by the parties or, in the case of the Note, as provided in the Note.

(e)                Facsimile or other electronic copies, such as .pdf files delivered by electronic mail, of signatures shall constitute original signatures for all purposes of this Agreement and any enforcement hereof.

(Signature page follows.)

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IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, has executed this Agreement as of the date set forth below.

Corporations, Trusts, Partnerships,

Limited Liability Companies, Retirement

Plans, Retirement Accounts or Other

Entities Sign Below:

____________________________________

(Print Name of Entity)

By:_________________________________

(Signature)

Name:_______________________________

Title:________________________________

Individuals Sign Below: ____________________________________ Signature ____________________________________ Name (please print)
Signature (if more than one subscriber) ____________________________________ Name (please print)
Subscriber Address: ________________________________ ________________________________ ________________________________ ________________________________

Date: ____________________, 2016

NOTE TO SUBSCRIBER:	PLEASE INSERT THE AMOUNT OF THE NOTE IN SECTION 1 (ON PAGE 1) AND CHECK AT LEAST ONE OF THE BOXES IN SECTION 5(a) (ON PAGE 2 IF AN INDIVIDUAL or ANNEX A IF AN ENTITY)

ACCEPTANCE BY THE COMPANY

1.                  Acceptance. The subscription made pursuant to the Subscription Agreement to which this Acceptance is attached is hereby accepted by the Company.

2.                  Representations and Warranties of the Company. The Company hereby represents and warrants to the subscriber as follows:

(a)                The consummation by the Company of the Offering and the execution, delivery and performance by the Company of the Note have been duly authorized by all necessary action on the part of the Company. This Acknowledgment has been, and the Note will be, duly and validly executed and delivered by the Company, and constitutes and will constitute the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except (i) as limited by laws of general application relating to bankruptcy, insolvency and relief of debtors or (ii) as limited by rules of law governing specific performance, injunctive relief or other equitable remedies and by general principles of equity.

(b)               The Company has all requisite power and authority to consummate the Offering, and to issue and sell the Notes.

(c)                The Company is duly organized, validly existing and in good standing under the laws of the State of Nevada.

(d)               The execution, delivery and performance by the Company of this Acknowledgment, and the consummation by the Company of the Offering, does not and will not, with or without the giving of notice or the lapse of time or both, (i) violate any provision of law, rule, or regulation to which the Company is subject, (ii) violate any judgment, injunction, decree, order, writ, ruling or award of any governmental authority of competent jurisdiction applicable to the Company, (iii) violate or result in a breach of or constitute a default (or an event that might, with the passage of time or the giving of notice, or both, constitute a default) under, or require the consent of any person under, or result in or permit the termination or amendment of any provision of, or result in or permit the acceleration of the maturity or cancellation of performance of any obligation under, any agreement, contract or commitment by which the Company is bound or (iv) violate any provision of the Articles of Incorporation of the Company.

(e)                Subject in part to the truth and accuracy of the subscriber’s representations and warranties set forth in the Subscription Agreement, the offer, sale and issuance of the Note and the securities are exempt from the registration requirements of the Securities Act, and applicable blue sky laws.

3.                  Indemnification. The Company hereby agrees to indemnify the subscriber and all persons deemed to be in control of the subscriber from and against any and all loss, costs, expenses, damages and liabilities (including, without limitation, court costs and attorneys’ fees) arising out of or due to a breach by the Company of any of its representations or warranties set forth in Section 2. All such representations and warranties shall survive the delivery of this Acceptance and the purchase by the subscriber of the Note

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IN WITNESS WHEREOF, the Company, intending to be legally bound hereby, has executed this Acceptance as of the date set forth below.

NAKED BRAND GROUP INC.

Date:	, 2016	By:
Name:
Title:

Annex A

For Corporations, Trusts, Partnerships, Limited Liability Companies, Self-Directed Retirement Plans, Individual Retirement Accounts or other entities, check one or more of the following boxes:

☐    A corporation, Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000.

☐    A bank or savings and loan association, whether acting in its individual or fiduciary capacity.

☐    A broker or dealer registered pursuant to the Securities Exchange Act of 1934.

☐    An insurance company.

☐    An investment company registered under the Investment Company Act of 1940.

☐    A business development company as defined in the Investment Company Act of 1940.

☐    A small business investment company licensed by the U.S. Small Business Administration.

☐    A private business development company as defined in the Investment Advisers Act of 1940.

☐    A tax exempt organization as defined in Section 501(c)(3) of the Internal Revenue Code, nor formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000.

☐    Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a person who, alone or with his purchaser representative, has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.

☐    Any entity in which all of the equity owners are “accredited investors” under the criteria above (in which case all such equity owners must complete a Confidential Purchaser Questionnaire).

EXHIBIT A

FORM OF NOTE

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